SECURITIES AND EXCHANGE COMMISSION FILE
                               WASHINGTON DC 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of report (Date of earliest event reported)       March 31, 2000
                                                 ------------------------

                             PerfectData Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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         (State or Other Jurisdiction of Incorporation or Organization)

                   0-12817                        95-3087593
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        (Commission File Number)        (IRS Employer Identification No.)

          110 West Easy Street, Simi Valley, CA          93065
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       (Address of Principal Executive Offices)        (Zip Code)

                                 (805) 581-4000
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              (Registrant's Telephone Number, Including Area Code)

                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.   Change in Control of Registrant.

       (a) Pursuant to a Stock Purchase Agreement dated January 20, 2000 (the "Stock Purchase Agreement"), a copy of which is filed with this Report by incorporation by reference and which is incorporated herein by this reference, by and among PerfectData Corporation (the "Company") and Millennium Capital Corporation ("Millennium"), JDK & Associates, Inc. ("JDK") and other persons or entities who, between January 20, 2000 and March 31, 2000 (the "Closing Date"), became Buyers (as such term is defined in the Stock Purchase Agreement), the Company, on the Closing Date, sold an aggregate of 1,333,333 shares of its Common Stock, no par value (the "Common Stock"), to Millennium, JDK and the other Buyers at $2.25 per share or an aggregate purchase price of $2,999,999.25. At a Special Meeting of Shareholders of the Company held on the Closing Date prior to the sale described in this preceding sentence, the shareholders had approved the Stock Purchase Agreement and the related series of transactions contemplated thereunder. Proxies for such Special Meeting had been solicited by the Company pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), using a proxy statement dated March 10, 2000 (the "Proxy Statement").

       The Company, Millennium and JDK also executed a letter agreement dated January 20, 2000 (the "Consulting Agreement"), a copy of which is filed as an exhibit to this Report and which is incorporated herein by this reference, pursuant to which Millennium and JDK will act as financial advisors to the Company in seeking and closing acquisitions and financings. The Consulting Agreement, by its terms, became effective on the Closing Date as a result of the sale of the shares of Common Stock described in the preceding paragraph. On the Closing Date, for their services as financial advisors, Millennium and JDK were to receive a Common Stock purchase warrant expiring January 20, 2005 (the "Closing Warrant") to purchase 1,770,000 shares of the Common Stock at $2.75 per share. The Consulting Agreement had provided for 1,800,000 shares; however; Millennium and JDK had agreed with the Company that Consulting Warrants to purchase an aggregate of 30,000 shares of the Common Stock could be issued to employees of the Company (including its two executive officers). In addition, Millennium and JDK directed the Company to issue Consulting Warrants each to purchase 5,000 shares of the Common Stock to each of the five directors of the Company (see the succeeding paragraph) and a member of the advisory board appointed at a directors' meeting on the Closing Date and to reserve Consulting Warrants to purchase an aggregate of 20,000 shares of the Common Stock for issuance to future appointees to the advisory board. Millennium also assigned Consulting Warrants to purchase an aggregate of 502,000 shares of the Common Stock and JDK assigned Consulting Warrants to purchase an aggregate of 500,000 shares of the Common Stock. On the Closing Date, all holders of the Consulting Warrants exercised the same, receiving an aggregate of 1,515,391 shares of the Common Stock and surrendered an aggregate of 264,609 shares of the Common Stock in payment of the exercise price (such surrendered shares being valued at $18.50 per share, i.e., the closing sales price on the Closing Date).

       At a directors' meeting on the Closing Date, as contemplated by the Stock Purchase Agreement, Joseph Mazin, the Chairman, the President and Chief Executive Officer of the Company, and Ronald M. Chodorow resigned as directors of the Company, the number of directors was increased from three to five and Brian Maizlish, Timothy D. Morgan, Corey P. Schlossmann and Harris Shapiro were elected as directors to fill the vacancies. The Proxy Statement had contemplated that Eugene J. Wolter, Jr. would be nominated for election as a director; however, Mr. Wolter had to decline nomination because of personal reasons and Mr. Shapiro was elected instead. Tracie Savage continued as a director.

       On March 21, 2000, Flamemaster Corporation ("Flamemaster"), the holder of 613,497 shares of Common Stock, sold to Millennium and JDK an option expiring on June 1, 2000 (the "Flamemaster Option") to purchase 375,000 shares of the Common Stock, the Flamemaster Option being exercisable as to 75,000 shares at an exercise price of $3.00 per share and as to 300,000 shares (in five tranches of 60,000 shares each) at exercise prices ranging from $8.00 to $12.00 per share. The expiration date will be extended from June 1, 2000 for an additional 90 days as each 60,000 share tranche is exercised. On the Closing Date, Millennium assigned its right under the Flamemaster Option to purchase 187,500 shares to a Buyer and JDK assigned a right to purchase 100,000 and 12,500 shares pursuant to the Flamemaster Option to Don Haidl and Corey P. Schlossmann, respectively, each a Buyer and, in case of the latter, as indicated in the preceding paragraph, a new director of the Company. The Millennium assignee, JDK and Messrs. Haidl and Schlossmann paid Flamemaster $225,000 on April 3, 2000 for the Flamemaster Option, Millennium's assignee exercised the Flamemaster Option as to 37,500 shares of the Common Stock and JDK and Messrs. Haidl and Schlossmann each exercised as to 12,500 shares. An additional $127,500 of the purchase price for the Flamemaster Warrant is due June 1, 2000. In addition, Flamemaster, depending on the then market price of the Common Stock, may compel the holders to exercise each tranche of 60,000 shares. A copy of the Flamemaster Option is filed as an exhibit to this Report and is incorporated herein by this reference.

       As a result of the sales pursuant to the Stock Purchase Agreement and the exercise of the Consulting Warrants, an aggregate of 2,848,724 shares of the Common Stock were issued, resulting in an aggregate of 6,094,530 shares of the Common Stock being outstanding. As a result of such transactions, the partial exercise of the Flamemaster Option and the Board of Director's grants on the Closing Date of stock options expiring March 30, 2010 to purchase 25,000 shares of the Common Stock at $18.50 per share to each of the five directors of the Company, such options to be made subject to a new stock option plan, four new beneficial owners of 5% or more of the Common Stock pursuant to Rule 13d-3(1)(i) under the Exchange Act were created: (1) Millennium Capital Corporation (of which Harris Shapiro, a new director of the Company and its new Chairman, is the sole officer, director and shareholder) beneficially owns 309,500 shares or 5.1%; (2) JDK (of which Joseph D. Kowal is the sole officer, director and shareholder) beneficially owns 556,869 shares or 9.1%; (3) Don Haidl beneficially owns 567,003 shares or 9.3%; and (4) Corey P. Schlossmann, a new director of the Company beneficially owns 521,259 shares or 8.5%. In addition, Flamemaster `s beneficial ownership fell below 10% to 8.8%. Joseph Mazin, who continues as the President and Chief Executive Officer of the Company, despite his resignation as a director, beneficially owns 817,797 shares of the Common Stock or 13.3%, so that he continues as the largest beneficial owner of the Common Stock known to the Company; however, if the Flamemaster Option is exercised in its entirety, his beneficial ownership will be reduced by 300,000 shares.

       The four new directors elected on the Closing Date, when combined with JDK and Mr. Haidl, may be deemed to be the beneficial owners of an aggregate of 2,013,143 shares or 32.5% of the outstanding as compared with the beneficial ownership of the three directors of the Company prior to the Closing Date of 847,625 shares or 25.5% of the then outstanding. Although Millenium and JDK may have constituted a "group" within the meaning of Section 13(d)(3) of the Exchange Act for the purpose of acquiring control, except for their services pursuant to the Consulting Agreement, they are no longer acting as a group.

       In making the acquisitions of shares pursuant to the Stock Purchase Agreement, Millennium, JDK and the Buyers used their own personal funds and there was no loan from a bank.

       (b) The Company is not aware of any arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Item 7.       Financial Statements and Exhibits.

         (a)      Financial statements of business acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                  Not applicable.

         (c)      Exhibits


     Number                   Exhibit

     A Stock Purchase Agreement dated January 20, 2000 by and among the Company, Millennium, JDK and other Buyers is filed by incorporation by reference to the Company's definitive Proxy Statement dated March 10, 2000 filed on March 14, 2000

     B Letter Agreement dated January 20, 2000 by and among the Company, Millennium and JDK.

     C Agreement dated as of March 24, 2000 by and among Flamemaster, JDK and Millennium.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    Perfect Data Corporation
                                                 ------------------------------
                                                        (Registrant)

Date    April 14, 2000                           By:     /s/ Irene J. Marino
    --------------------------               ----------------------------------
                                                    Irene J. Marino
                                                    Vice President, Finance

                             PerfectData Corporation
                                 Exhibits Filed
                                      With
                           Current Report on Form 10-K


Number     Exhibit                                                        Page

B          Letter Agreement dated January 20, 2000 by and
           among the Company, Millennium Capital Corporation
           and JDK Associates, Inc....................................    E-2

C          Agreement dated as of the 21st day of March 2000 by
           and among Flamemaster Corporation and JDK Associates, Inc.
           and Millennium Capital Corporation.........................    E-11

                                                                     Exhibit B




                                                          January 14, 2000




Millennium Capital Corporation
245 East 63rd Street
New York, New York  10021

JDK Associates, Inc.
19800 MacArthur Blvd., Suite 880
Irvine, California  92812

PerfectData Corporation
110 West Easy Street
Simi Valley, California  03065

Attention:     Mr. Joseph Mazin, President

Dear Mr. Mazin:

This letter will confirm our understanding that PerfectData Corporation (including its subsidiaries and affiliates, the "Company") has engaged
Millennium Capital Corporation and JDK Associates, Inc. (collectively the "Consultant") to act as the Company's financial advisor in connection with Transactions (as hereinafter defined) between the Company and third parties introduced to the Company by the Consultant (any such person being a "Third Party").

       Section 1. Services to be Rendered. (a) In connection with this engagement, the Consultant shall:

                (i) familiarize itself, to the extent it deems appropriate and feasible, with the business, operations, properties, financial condition and prospects of the Company, it being understood that the Consultant shall, in the course of such familiarization, rely entirely upon publicly available information and such other information as may be supplied by the Company, without independent investigation;

                (ii)   advise  and  assist  the   Company  in   developing   and
implementing a general strategy for accomplishing Transactions of the type and kind requested by the Company;

                (iii) develop a list of potential Third Parties with which the Company may consummate a Transaction;

                (iv) hold preliminary discussions with potential Third Parties concerning their possible interest in a Transaction;

                (v) with the approval of the Company, provide potential Third Parties with information provided to the Consultant by the Company concerning the Company and its business to enable such potential Third Parties to evaluate the proposed Transaction;

                (vi) advise the Company with respect to its negotiations with potential Third Parties and, if requested, participate directly in such negotiations;

                (vii) if requested, advise the Company with respect to the structure, pricing and terms and conditions of the Transaction; and

                (viii) perform such other financial advisory services as the Consultant and the Company may from time to time mutually agree upon in writing.

       (b) This Agreement does not constitute a commitment or an expression of interest in providing or arranging any financing which may be required for the consummation of a Transaction. If the Consultant is requested by the Company and elects to provide or arrange for any such financing, the Consultant, the Company and the other party or parties to such financing shall enter into a separate agreement setting forth the terms and conditions of, and the fees payable in connection with, such financing.

       Section 2. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

       (a) The term "Common Stock" shall mean the Common Stock, no par value, of the Company.

       (b) The term "Transaction" shall mean, whether in one or a series of transactions, (i) any merger, consolidation, reorganization, recapitalization, leveraged buy-out, tender or exchange offer, restructuring or other extraordinary corporate transaction involving the Company and a Third Party,
(ii) the acquisition by the Company, directly or indirectly, through public or private purchases, sales or otherwise of all or any portion of the assets, properties and/or businesses of any Third Party or any substantial portion of the securities of any Third Party including, without limitation, a sale or exchange of capital stock or assets, (ii) the acquisition by a Third Party, directly or indirectly, through public or private purchases, sales or otherwise of all or any portion of the assets, properties and/or businesses of the Company or any substantial portion of the securities of the Company, including, without limitation, a sale or exchange of capital stock or assets, (iv) the formation by the Company and/or a Third Party, directly or indirectly, of a joint venture, partnership or other vehicle for the purpose of combining all or any portion of the securities, assets, properties and/or businesses of the Company and a Third Party, (v) any sale or purchase by the Company to a Third Party or purchase by the Company from a Third Party of debt or equity securities of the Company or the Third Party or (vi) the making by the Company to a Third Party of a loan or similar financing or the making by a Third Party to the Company of a loan or similar financing.

       (c) The term "Consideration" shall mean the total proceeds and other consideration paid and to be paid or contributed and to be contributed or financed, directly or indirectly, in connection with a Transaction (which consideration shall be deemed to include amounts paid or to be paid into escrow) to the Company and its shareholders or to the Third Party, as the case may be, and in any event shall include, without limitation: (i) cash; (ii) notes, securities and other property (including all options, warrants or other instruments or arrangements convertible into or exercisable for any of the foregoing) at the fair market value thereof; (iii) all liabilities (including capitalized leases, pension liabilities, guarantees and indebtedness for borrowed money) of the Company or Third Party repaid or retired by the Company or the Third Party, as the case may be, in connection with, or in anticipation of, a Transaction; (iv) the Target Entity's Percentage (as hereinafter defined) of all liabilities (including capitalized leases, pension liabilities, guarantees and indebtedness for borrowed money) existing on the acquired entity's balance sheet at the time the Transaction is consummated (if such Transaction takes the form of a merger, joint venture, purchase of stock or other purchase of an equity interest) or assumed by the acquiring entity in connection with a Transaction (if such Transaction takes any form other than a merger, joint venture, purchase of stock or other purchase of any equity interest, including, without limitation, a purchase of assets); (v) payments to be made in installments; (vi) amounts paid or payable under management, consulting, supply, service, distribution or licensing agreements, real property or equipment lease agreements, agreements not to compete, employment agreements, employee benefit plans and change of control, severance and other similar arrangements; (vii) contingent payments (whether or not related to future earnings or operations) and (vii) the total principal amount loaned, directly or indirectly, in connection with a Transaction to or by the Company and in any event shall include, without limitation, cash plus all liabilities of the Company or Third Party paid or guaranteed by the lender in connection with, or in anticipation of, a Transaction.

       The fair market value of non-cash Consideration consisting of securities shall be determined based upon (A) the closing sale price for such securities on the national securities exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq"), providing the primary market therefor on the last trading day prior to the consummation of the Transaction, (B) if such securities are not so traded, the average of the closing bid and asked prices as reported by the OTC Bulletin Board of the National Association of Securities Dealers Inc. (the "NASD") or equivalent quotation system located outside of the United States on the last trading day prior to the consummation of the Transaction, or (C) if such securities are not so traded or reported, by mutual agreement between the Company and the Consultant. The fair market value of any non-cash Consideration other than securities shall be determined by agreement of the Company and the Consultant.

       If all or any portion of the Consideration is to be paid over time, then that portion of the Transaction Fee attributable thereto shall be payable as and when such Consideration is paid by the acquiring entity or financing party. If all or any portion of the Consideration consists of contingent payments, then the portion of the Transaction Fee attributable thereto shall be payable as and when such payments are made by the acquiring entity or financed by the financing party.

       (d) "Target Entity's Percentage" means 100%, unless the Transaction takes the form of a purchase of stock, a joint venture or other acquisition of an equity interest, in which case it shall mean the percentage of the total issued and outstanding equity of the acquired entity acquired by the acquiring entity.

       (e)  "Indemnified  Person"  shall have the  meaning  assigned  thereto in
Section 6 hereof.

       (f) "Closing Price" on any day when used with respect to the Common Stock means the reported last sale price regular way on the composite tape, or, if the shares of Common Stock are not quoted on the composite tape, the reported last sale price on the New York or the American Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on either such Exchange, as reported on the Nasdaq System, or if the shares of Common Stock are not quoted on such system, the average of the closing bid and asked prices as quoted on the OTC Bulletin Board of NASD or if not so quoted as furnished by any member of the NASD selected by the Company for that purpose.

       Section 3. Term of Engagement. This Agreement shall become effective if and only if there is a Closing (as defined) held pursuant to a Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") by and among the Company, the Consultant and other buyers to be named. The term of this Agreement shall commence with the Closing Date (as defined in the Stock Purchase Agreement and terminate five years thereafter.

       Section 4. Compensation. As compensation for the Consultant's services hereunder, the Company shall pay to the Consultant a fee (the "Transaction Fee") equal to five (5%) percent of the Consideration in the Transaction, payable upon the closing of any Transaction if, during the term of this Agreement or at any time within 24 months after the term of this Agreement (such 24-month period, the "Trailer"), (1) a Transaction is consummated or (2) an agreement is entered into which subsequently results in a consummated Transaction; provided that the Consultant shall only be entitled to receive a Transaction Fee during the Trailer if a Transaction is consummated with a Purchaser whom the Consultant has contacted, or whom the Consultant has recommended to the Company, in either case during the term of this engagement. The Transaction Fee shall be payable in shares of the Common Stock valued at a price per share equal to the average Closing Price of the Common Stock for the ten (10) trading days immediately preceding the closing of the Transaction. No fee payable to any other financial advisory by the Company or any other entity shall reduce or otherwise affect the fees payable to the Consultant hereunder. In addition to the Transaction Fee, the Company shall issue to the Consultant (allocated as designated by the Consultant) a warrant to purchase 1,800,000 shares of the Common Stock exercisable upon the execution hereof. The exercise period of the warrant shall be five (5) years and the exercise price shall be $2.75 per share. The warrant shall be in the form of Exhibit A attached hereto.

       Section 5.  Expenses.  In addition to  compensation  payable  pursuant to
Section 4 hereof and, regardless of whether any Transaction is announced, commences or occurs, the Company shall reimburse the Consultant promptly upon request for reasonable expenses incurred by the Consultant in connection with this engagement, including, without limitation, fees and disbursements of legal counsel and other professional advisors to the Consultant.

       Section 6. Indemnification and Contribution.

       (a) The Company will indemnify and hold harmless the Consultant and its affiliates, and their respective officers, directors, advisors, representatives, agents, employees, and each other person controlling the Consultant or any of its affiliates within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (each such party, including the Consultant, being referred to herein as an "Indemnified Person") from and against any and all losses, claims, damages and liabilities, joint or several (collectively, "Damages"), related to, or arising out of, any matter referred to in this Agreement, including an Indemnified Person's services hereunder, except to the extent such Damages are finally judicially determined to have resulted directly and primarily from the gross negligence or willful misconduct of an Indemnified Person. The Company will also reimburse an Indemnified Person immediately upon request for all expenses as they are incurred (including, without limitation, reasonable fees and disbursements of legal counsel, usual and customary expenses for an Indemnified Person's involvement in discovery proceedings or testimony) incurred in connection with investigating, preparing to defend or defending any commenced or threatened action or legal, administrative or judicial proceeding or investigation (collectively, "Proceedings"), related to, or arising out of, any matter referred to in this Agreement, including an Indemnified Person's services. The indemnification and reimbursement obligations contained herein shall apply whether or not the Consultant or any other Indemnified Party is a formal party to any lawsuit, claim or other proceeding and are expressly intended to cover, among other things, reimbursement of legal and other expenses incurred in a deposition or other discovery proceeding. In the event that any reimbursed expenses are finally judicially determined to have resulted directly and primarily from such Indemnified Person's gross negligence or willful misconduct in performing the services which are the subject of this Agreement, the Consultant shall promptly refund to the Company the portion of amounts advanced under this Section 6 in respect of reimbursement of expenses which is attributable to expenses incurred in relation to the act or omission of such Indemnified Person who is the subject of such determination. The Company also agrees that no Indemnified Person shall have any liability to the Company for, or in connection with, this engagement, except for liability for Damages which are finally judicially determined to have resulted directly and primarily from the gross negligence or willful misconduct of the Indemnified Person. In no event shall any Indemnified Person be responsible for any indirect, special, or consequential damages, even if it is advised of the possibility thereof. The Company will promptly notify an Indemnified Person of the assertion against it or, to its knowledge, any other person of any claim or the commencement of any Proceedings or investigation relating to, or arising out of, any matter referred to in this Agreement, including an Indemnified Person's services hereunder.

       (b) The Company and the Consultant agree that if, for any reason, any indemnification sought pursuant to this Section 6 is unavailable or is insufficient to hold any Indemnified Person harmless, then, whether or not the Consultant is the person entitled to indemnification, the Company and the Consultant shall each contribute to the amounts paid or payable by the Indemnified Person in respect of the Damages and expenses (including all legal and other fees and expenses incurred in defending any action or claim) for which such indemnification is unavailable or insufficient in such proportion as is appropriate to reflect (i) the relative benefits received (or anticipated to be received) by the Company and its shareholders, on the one hand, and the Consultant, on the other, in connection with the acts which resulted in such Damages and expenses and (ii) their relative fault, in connection with the matters as to which such Damages relate, as well as any relevant equitable considerations; provided that in no event shall the amount to be contributed by the Consultant exceed the amount of fees actually received by the Consultant hereunder (excluding any amounts received by the Consultant as reimbursement of expenses). It is hereby agreed that the relative benefits to the Company and its shareholders on the one hand and the Consultant on the other hand with respect to this engagement shall be deemed to be in the same proportion as (x) the total value paid, transferred, exchanged or received or proposed to be paid, transferred, exchanged or received by the Company or its shareholders, as the case may be, in connection with any Transaction (whether or not consummated) bears to (y) the fee paid or payable to the Consultant in connection with this engagement. The Company and the Consultant agree that it would not be just and equitable if contribution pursuant to this Section 6(b) were determined by pro rata allocation or by any other method which does not take into account the equitable considerations referred to herein.

       (c) The Company and the Consultant agree to consult in advance with one another with respect to the terms of any proposed waiver, release or settlement of any Proceedings to which the Company or an Indemnified Person may be subject as a result of the matters contemplated by this Agreement and further agree not to enter into any such waiver, release or settlement without the prior written consent of one another (which consent shall not be unreasonably withheld) unless such waiver, release or settlement includes an unconditional release of the Company or such Indemnified Person, as the case may be, from all liability arising out of such Proceedings.

       (d) The agreements of the Company under this Section 6 shall be in addition to any liabilities the Company may otherwise have and shall apply whether or not the Consultant or any other Indemnified Person is a formal party to any Proceedings. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY PROCEEDINGS ARISING OUT OF, OR RELATED TO, THE SERVICES OF THE CONSULTANT HEREUNDER IS HEREBY WAIVED OR DEEMED WAIVED BY EACH INDEMNIFIED PERSON (AS DEFINED IN SECTION 6(a)) AND BY THE COMPANY.

       Section 7. Cooperation, Confidentiality. Etc. (a) The Company shall furnish the Consultant with all material information and data which the Consultant shall reasonably deem appropriate in connection with its activities on the Company's behalf (all of which information shall be accurate and complete in all material respects) and will not withhold or omit any material information, and shall provide the Consultant reasonable access to the Company's officers, directors, employees and professional advisors. The Company shall involve the Consultant in all or keep the Consultant apprised of all material discussions between the Company and potential Third Parties to a Transaction and shall make available to the Consultant all material information regarding potential Purchasers which the Company receives from any source whatsoever.

       (b)The Company recognizes and confirms that the Consultant in acting pursuant to this engagement will be using information in public reports and other information provided by others, including information provided by the Company and potential Third Parties or their respective officers, employees, auditors, attorneys or other agents, and that the Consultant does not assume responsibility for, and may rely without independent verification upon, the accuracy and completeness of any such information. The Company acknowledges its understanding that the Consultant will not undertake to make an independent appraisal of any of the assets of the Company. The Company alone shall be responsible for making its own independent assessment of the risks, benefits and suitability of a Transaction to the Company.

       (c) The Company agrees that the Consultant's advice is for the use and information of the Company's management and Board of Directors only and may not be relied upon by others. The Company will not disclose such advice to others (except the Company's professional advisors and except as required by applicable law, regulation or judicial, arbitral or administrative process) or summarize or refer to such advice without, in each case, the Consultant's prior written consent. Notwithstanding anything to the contrary contained in the foregoing, in the event the Company is required by law to make any filings with any governmental authority (including, without limitation, the Securities and Exchange Commission or other regulatory or administrative agency) or any disclosure to any third party, including, without limitation, the shareholders of the Company, which mention the Consultant, or any disclosure to the holders of its securities concerning the Consultant or the advice rendered by the Consultant hereunder, the Company shall afford the Consultant the opportunity to review such disclosure in advance and to approve the form thereof, such approval not to be unreasonably withheld or delayed.

       (d) The Consultant agrees that it will not, without the prior written consent of the Company, disclose to any person, other than the Consultant's and its affiliates' respective officers, directors, employees, representatives, auditors and professional advisors, any confidential information provided by the Company to the Consultant in connection with this engagement, except to the extent (a) such disclosure is required by applicable law, regulation or judicial, arbitral or administrative process, (b) such information becomes publicly known other than as a result of the breach by the Consultant of its obligations set forth in this subsection, and (c) such disclosure is requested or required by any regulatory authority having jurisdiction over the Consultant or its affiliates.

       (e) The Company recognizes that the Consultant has been retained by the Company only, that the Consultant's services hereunder shall constitute services of an independent contractor, and that the Company's engagement of the Consultant is not deemed to be on behalf of, and is not intended to confer rights upon. any shareholder, owner, partner, employee or creditor of the Company or any person not a party hereto as against the Consultant or any other Indemnified Person. Unless otherwise expressly agreed by the Consultant in writing, no one other than the Company is authorized to rely upon this engagement of the Consultant or any statements or conduct by the Consultant.

       (f) Notwithstanding anything herein to the contrary, it is understood that the Consultant is not undertaking to provide any legal, accounting, or tax advice in connection with its engagement hereunder, and the Company shall rely solely upon its own experts therefor; the Consultant may, however, assist the Company in coordinating the obtaining of such advice.

       Section 8. Consent to Jurisdiction.

       (a) Each of the Company and the Consultant hereby irrevocably consents to the exclusive jurisdiction of any California State or United States District Court sitting in Los Angeles County over any Proceeding arising out of, or relating to, this Agreement, and the Company and the Consultant hereby irrevocably agrees that all claims in respect of such Proceeding may be heard in such California State or United States District Court. Each of the Company and the Consultant irrevocably consents to the service of any and all process in any such Proceeding by the mailing of copies of such process to it at its address set forth above. Each of the Company and the Consultant agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the Company and the Consultant further waives any objection to venue in the State of California and any objection to any Proceeding in such State on the basis of forum non conveniens. Each of the Company and the Consultant further agrees that any Proceeding brought against the other party in connection with this Agreement shall be brought only in the California State or United States District Court sitting in Los Angeles County. Notwithstanding anything to the contrary contained herein, nothing in this Section 8 is intended to prevent either party hereto from instituting an action in a jurisdiction outside of California for the sole and exclusive purpose of enforcing a judgment rendered by a California State or United States District Court sitting in Los Angeles County.

       (b) In the event that the Corporation is hereafter reincorporated in a State other then California, then, in addition to either party instituting a Proceeding in the California State or United States District Court sitting in Los Angeles County, a Proceeding may be instituted in the New York State or United States District Court sitting in New York County. In such event, New York State and New York County shall be added as an alternative to the State of California and Los Angeles County whenever mention is made thereof in subsection
(a) of this Section 8.

       Section 9. Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two (2) business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth in the introduction hereto or to such other address as to which the party has given notice thereof pursuant to this Section 9. Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the aforementioned address using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient.

       Section 10. Severability. Any term or provision of this Agreement that is held invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

       Section 11. Miscellaneous. The Company may not assign its rights or obligations hereunder. The Consultant may assign all or part of its rights or obligations to any affiliate thereof. Each of the parties hereto represents and warrants, with respect to itself, that this Agreement has been duly executed and delivered on its behalf and constitutes the legal, valid, binding and enforceable obligation of such party, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles or public policy considerations. This Agreement (a) sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes and cancels any prior communications, understandings and agreements between the parties; (b) may not be amended or modified except in a written instrument executed by each of the parties; (c) may be signed in counterparts, each of which shall constitute an original and which together shall constitute one and the same agreement; and (d) shall be governed by, and construed in accordance with, the internal laws of the State of California or, instead of California, such other state in which the Company may hereafter be reincorporated, without regard to any principles of conflicts of law.

       If the foregoing terms meet with your approval. please indicate your acceptance by signing and returning the attached copy of this letter to us.

                                               Very truly yours,


                                               Millennium Capital Corporation


                                               By:__________________________


                                               JDK Associates, Inc.


                                               By:__________________________

ACCEPTED AND AGREED AS OF
THE DATE FIRST WRITTEN ABOVE:

PERFECTDATA CORPORATION


By:__________________________

                                                                       Exhibit C


      AGREEMENT dated as of the 21st day of March 2000 by and among FLAMEMASTER CORPORATION ("Flamemaster") and JDK Associates, Inc. and Millennium Capital Corporation ( collectively the "Optionee").

      NOW, THEREFORE, in consideration of Three Hundred and Fifty Two Thousand Five Hundred ($352,500) Dollars (the "Option Price") and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Flamemaster does hereby grant to JDK Associates, Inc. and Millennium Capital Corporation, jointly, an option (the "Option") to purchase 375,000 shares of the common stock (the "Shares"), no par value per share (the "Common Stock") of Perfectdata Corp., a California corporation ("PERFECTDATA") upon the following terms and conditions:

      1. The Option Price shall be payable Two Hundred and Twenty Five Thousand ($225,000) Dollars on April 2, 2000 and One Hundred and Twenty Seven Thousand Five Hundred ($127,500) Dollars on June 1, 2000. The Option shall be exercisable by the Optionee in whole or in part at any time, and from time to time, during the period commencing on the closing date of the transactions contemplated by the Stock Purchase Agreement, dated January 20, 2000 (the "Commencement Date") and terminating at 5:00 P.M., New York Time, on June 1, 2000 (the "Expiration Date"). Notwithstanding the foregoing, the Expiration Date for each 60,000 Stock Traunch set forth in sections 2(c)-(f) hereof shall be extended for an additional 90 days in the event that the option set forth in Section 2(b) hereof is exercised in full prior to the initial Expiration Date (the "First Extended Expiration Date"). Notwithstanding the foregoing, the First Extended Expiration Date for each 60,000 Stock Traunch set forth in sections 2(d)-(f) hereof shall be extended for an additional 90 days in the event that the option set forth in
Section 2(c) hereof is exercised in full prior to the First Extended Expiration Date (the "Second Extended Expiration Date"). Notwithstanding the foregoing, the Second Extended Expiration Date for each 60,000 Stock Traunch set forth in sections 2(e)-(f) hereof shall be extended for an additional 90 days in the event that the option set forth in Section 2(d) hereof is exercised in full prior to the Second Extended Expiration Date (the "Third Extended Expiration Date"). Notwithstanding the foregoing, the Third Extended Expiration Date for the 60,000 Stock Traunch set forth in section 2(f) hereof shall be extended for an additional 90 days in the event that the option set forth in Section 2(e) hereof is exercised in full prior to the Third Extended Expiration Date (the "Fourth Extended Expiration Date").

      2. The Option is exercisable at the following exercise prices per share per share (the "Purchase Price") at any time on or after the Commencement Date and on or before the Expiration Date by (a) payment of the Purchase Price for the Shares being purchased by the Optionee in lawful money of the United States and (b) delivery of an executed Election to Purchase in the form of Exhibit A hereto to Flamemaster at 11120 Sherman Way, Sun Valley California 91352 or at such other place as Flamemaster may hereafter designate by notice to the
Optionee:

              a) three ($3.00) dollars per share as to seventy five thousand shares of Common Stock;
              b) eight ($8.00) dollars per share as to sixty thousand shares of Common Stock;
              c) nine ($9.00) dollars per share as to sixty thousand shares of Common Stock;
              d) ten ($10.00) dollars per share as to sixty thousand shares of Common Stock;
              e) eleven ($11.00) dollars per share as to sixty thousand shares of Common Stock; and
              f) twelve ($12.00) dollars per share as to sixty thousand shares of common Stock (each such traunch of 60,000 shares of Common Stock set forth in b-f hereof is hereinafter referred to as a "Stock Traunch");

       Upon the execution hereof Flamemaster shall deliver the certificates for the Shares into escrow with a mutually agreed to brokerage firm who shall deliver the Shares to the Optionee as set forth below upon the exercise of the option and shall deliver the Shares to Flamemaster upon the expiration of the option, in accordance with an escrow agreement of even date hereof. The escrow agent shall, within five business days after any such exercise, cause the shares of Common Stock to be DTC delivered to the designee of the Optionee.

       3. Commencing on June 1, 2000, in the event that at any time the Closing Price of the Common Stock is one hundred fifty (150%) percent above the Purchase Price of a Stock Traunch for ten consecutive trading days, Flamemaster shall have the right, exercisable within ten days of the tenth trading days, upon the giving of written notice to the Optionee, to cause the Optionee to exercise the Option as to the Stock Traunch that has the lowest purchase price as to which the Option has not been exercised. The Optionee shall have forty five days after the giving of such notice to exercise the Option as to such Stock Traunch. "Closing Price" on any day when used with respect to the Common Stock means the reported last sale price regular way on composite tape, or, if the shares of Common Stock are not quoted on the composite tape, the reported last sale price on the New York or the American Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on either such Exchange, as reported on the National Association of Securities Dealers Automated Quotation System, or if the shares of Common Stock are not quoted on such system, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected by Perfectdata for that purpose. This section 3 shall not apply to the option to purchase 75,000 shares of Common Stock set forth in section 2(a) hereof. A notice of the exercise of the put rights under this section 3 may only be exercised once every 90 days.

       4. Subject to the provisions of this Section 3, the Purchase Price and the number of Shares shall be subject to adjustment from time to time as hereinafter set forth:

       (a) If at any time, or from time to time, PERFECTDATA shall, by subdivision, consolidation, or reclassification of shares, or otherwise, change as a whole the outstanding shares of the Common Stock into a different number or class of shares, the number and class of shares so changed shall replace the shares outstanding immediately prior to such change and the Purchase Price and the number of shares of the Common Stock purchasable under the Option immediately prior to the date on which such change shall become effective shall be proportionately adjusted.

       (b) If at any time while the Option is outstanding, PERFECTDATA shall consolidate with, or merge into, another corporation, firm or entity, or otherwise enter into a form of business combination, the holder of the Option shall thereafter be entitled upon exercise thereof to purchase, with respect to the shares of the Common Stock purchasable thereunder immediately prior to the date on which such consolidation or merger or other form of business combination shall become effective, the securities or property which Flamemaster received upon such consolidation or merger or other form of business combination in exchange for such shares of the Common Stock, without any change in, or payment in addition to, the Purchase Price in effect immediately prior to such consolidation or merger or other form of business combination.

       (c) Upon the happening of any event requiring the adjustment of the exercise price hereunder, Flamemaster shall forthwith give written notice thereof to the Optionee stating the adjusted Purchase Price and the adjusted number of securities purchasable upon the exercise thereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

       5. Flamemaster represents that the Shares are registered under the Securities Act of 1933, as amended and are freely tradable In the event of the Optionee assigns all or a portion of the Option, Flamemaster agrees to execute and deliver to the assignee an Option Certificate in the form of Exhibit B hereto. Flamemaster shall also execute and deliver to the assignor Optionee an Option Certificate for the balance, if any, of the shares still subject to the Option. Upon exercise as provided in Section 2 hereof, the assignee or the assignor Optionee shall surrender the Option Certificate together with the Election to Purchase and the payment of the Purchase Price (unless the Optionee elects to cause Flamemaster to sell the Shares). In the event there is only a partial exercise of the Option evidenced by the Option Certificate, Flamemaster shall issue to the person or entity exercising the Option a new Option Certificate evidencing the number of shares of the Common Stock still available for exercise.

       6. Flamemaster covenants and agrees that, during the term of the Option, it will not sell or otherwise dispose of its shares of the Common Stock so that there are no less than 375,000 shares (or such lesser number of shares as are then issuable pursuant to the Option) available at all times for the exercise of the Option.

       7. This Agreement shall be construed and enforced in accordance with the laws of the State of California applicable to contracts made and to be performed in that State, without giving effect to any principle of conflicts of law.

       8. All notices, requests and demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered personally, or mailed if sent via nationally recognized overnight courier service or mailed by registered mail, postage prepaid, return receipt requested, as follows:

          If to Flamemaster, to it at:
          11120 Sherman Way
          Sun Valley, CA 91352



          If to the Optionee, to it at:
          C/o Millenium Capital Corporation
          245 East 63rd Street
          New York, New York  10021


or to such other address as any such party shall have designated by like notice to the other parties hereto (except that a notice of change of address shall only be effective upon receipt).

       9. This Agreement may be executed in any number of counterparts, each of which so executed shall be an original but all of which together shall constitute one instrument.

       10. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements of the parties, oral and written, with respect to the subject matter.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first mentioned.

                                           FLAMEMASTER CORPORATION

                                           By:  /s/ Joseph Mazin
                                                ----------------------------
                                                 Name:  Joseph Mazin
                                                 Title:  President

                                           JDK Associates, Inc.

                                           By:  /s/ Joseph D. Kowal
                                                ----------------------------
                                                 Name:  Joseph D. Kowal
                                                 Title:  President

                                           Millennium Capital Corporation

                                           By:  /s/ Harris Shapiro
                                                ----------------------------
                                                 Name:  Harris Shapiro
                                                 Title:  President

                         EXHIBIT A ELECTION TO PURCHASE

To: FLAMEMASTER CORPORATION
       11120 Shennan Way
       Sun Valley, CA 91352

       []The Undersigned hereby irrevocably elects to exercise the Option granted pursuant to an Agreement dated as of March __, 2000 by and among FLAMEMASTER CORPORATION and __________________________________ to purchase __________ shares of the Common Stock of PERFECTDATA CORPORATION issuable upon the exercise of the Option and requests that a certificate for such shares be issued on the name of


--------------------------------------------------------------------------------
                                     (Name)


--------------------------------------------------------------------------------
                                    (Address)


--------------------------------------------------------------------------------
                 (Social Security or Tax Identification Number)

and be delivered to ________________________________________________________
                                     (Name)
at ______________________________________________________________________
                                    (Address)

       []The Undersigned hereby irrevocably elects to exercise the Option granted pursuant to an Agreement dated as of March __, 2000 by and among FLAMEMASTER CORPORATION and _______________________________ to purchase __________ shares of the Common Stock of MCY.com Inc. issuable upon the exercise of the Option and requests that FLAMEMASTER CORPORATION sell said shares and deliver an amount equal to the sales price minus the Purchase Price to


-------------------------------------------------------------------------------
                                     (Name)


-------------------------------------------------------------------------------
                                    (Address)


-------------------------------------------------------------------------------
                 (Social Security or Tax Identification Number)

and be delivered to ________________________________________________________
                                     (Name)
at ______________________________________________________________________
                                    (Address)
Dated:
Name of holder of Option:

--------------------------------------------------------------------------------
                                 (Please Print)


--------------------------------------------------------------------------------
                                    (Address)


--------------------------------------------------------------------------------
                                   (Signature)

                                    EXHIBIT B
                               OPTION CERTIFICATE


To:





       This Option Certificate will evidence your Option to purchase ______________ shares of the Common Stock of PERFECTDATA CORPORATION pursuant to an Agreement dated as of March _, 2000 by and among Flamemaster Corporation and
________________ .

                                         FLAMEMASTER CORPORATION

                                         By:  _________________________________
                                              Name:
                                              Title: